RenaissanceRe Holdings Ltd.

Financial Supplement

March 31, 2007

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Todd R. Fonner
441-239-4801

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i
Financial Highlights		1
Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	4
d.	Reinsurance Segment Gross Premiums Written	5
e.	Individual Risk Segement Gross Premiums Written	6
f.	DaViniciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	7

Balance Sheets
a.	Summary Consolidated Balance Sheets	8
b.	Composition of Investment Portfolio	9
c.	Summary of Other Investments	10

Loss Reserve Analysis
a.	Reserve for Claims and Claim Expenses	11
b.	Paid to Incurred Analysis	12

Other Items
a.	Equity in Earnings of Other Ventures	13
b.	Ratings	14

Comments on Regulation G		15

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income,” “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium” and “managed catastrophe premium, net of fully-collateralized joint ventures”. A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 15 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company’s future business prospects. These statements may be considered “forward-looking”. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2006. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2006 and Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended March 31,
	2007	2006

Highlights
Gross premiums written	$632,729	$748,392
Net premiums written	571,027	697,835
Net premiums earned	362,618	351,672
Net claims and claim expenses incurred	145,992	99,178
Underwriting income	124,373	162,749
Net investment income	108,015	80,434
Net income available to common shareholders	190,805	178,980
Net realized gains (losses) on investments	4,085	(16,756)
Operating income available to common shareholders (1)	186,720	195,736
Total assets	$7,787,116	$7,158,262
Total shareholders' equity	$3,303,560	$2,415,889
Per share data
Net income available to common shareholders per common share - diluted	$2.63	$2.49
Operating income available to common shareholders per common share - diluted (1)	$2.57	$2.73
Dividends per common share	$0.22	$0.21
Book value per common share	$36.71	$26.65
Accumulated dividends per common share	6.34	5.49
Book value per common share plus accumulated dividends	$43.05	$32.14
Financial ratios
Net claims and claim expense ratio - current accident year	53.2%	40.1%
Net claims and claim expense ratio - prior accident years	(13.0%)	(11.9%)
Net claims and claim expense ratio - calendar year	40.2%	28.2%
Underwriting expense ratio	25.4%	25.5%
Combined ratio	65.6%	53.7%
Operating return on average common equity - annualized (1)	29.1%	42.7%
(1)	Operating income excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income.

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Revenues
Gross premiums written	$632,729	$194,952	$257,752	$742,551	$748,392
Net premiums written	$571,027	$156,846	$162,695	$512,244	$697,835
(Increase) decrease in unearned premiums	(208,409)	223,242	204,381	(81,303)	(346,163)
Net premiums earned	362,618	380,088	367,076	430,941	351,672
Net investment income	108,015	83,233	80,427	74,012	80,434
Net foreign exchange gains (losses)	5,167	(1,715)	(2,160)	(2,441)	3,023
Equity in earnings of other ventures	10,701	8,624	10,131	9,221	6,552
Other (loss) income	(2,203)	(4,160)	2,006	(84)	(1,679)
Net realized gains (losses) on investments	4,085	2,489	4,151	(24,348)	(16,756)
Total revenues	488,383	468,559	461,631	487,301	423,246
Expenses
Net claims and claim expenses incurred	145,992	97,280	42,436	207,336	99,178
Acquisition expenses	63,729	73,288	63,998	74,597	68,814
Operational expenses	28,524	32,235	27,364	29,056	20,931
Corporate expenses	7,004	7,987	5,121	5,571	5,739
Interest expense	11,979	8,439	9,492	10,370	9,301
Total expenses	257,228	219,229	148,411	326,930	203,963
Income before minority interest and taxes	231,155	249,330	313,220	160,371	219,283
Minority interest - DaVinciRe Holdings	(29,107)	(38,665)	(52,830)	(21,207)	(31,457)
Income before taxes	202,048	210,665	260,390	139,164	187,826
Income tax expense	(107)	(42)	(616)	(94)	(183)
Net income	201,941	210,623	259,774	139,070	187,643
Dividends on preference shares	(11,136)	(9,488)	(8,662)	(8,662)	(8,663)
Net income available to common shareholders	$190,805	$201,135	$251,112	$130,408	$178,980
Operating income available to common shareholders per Common Share - diluted (1)	$2.57	$2.74	$3.42	$2.15	$2.73
Net income available to common shareholders per Common Share - basic	$2.68	$2.83	$3.53	$1.84	$2.52
Net income available to common shareholders per Common Share - diluted	$2.63	$2.78	$3.48	$1.81	$2.49
Average shares outstanding - basic	71,281	71,178	71,093	71,049	70,935
Average shares outstanding - diluted	72,514	72,467	72,115	71,926	71,786
Net claims and claim expense ratio	40.2%	25.6%	11.6%	48.1%	28.2%
Underwriting expense ratio	25.4%	27.8%	24.9%	24.1%	25.5%
Combined ratio	65.6%	53.4%	36.5%	72.2%	53.7%
Operating return on average common equity - annualized (1)	29.1%	33.3%	45.6%	31.3%	42.7%
(1)	Operating income excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income.

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended March 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$515,967	$123,316	$(6,554)	$632,729
Net premiums written	$476,219	$94,808		$571,027
Net premiums earned	$254,779	$107,839		$362,618
Net claims and claim expenses incurred	92,127	53,865		145,992
Acquisition expenses	28,362	35,367		63,729
Operational expenses	18,191	10,333		28,524
Underwriting income	$116,099	$8,274		$124,373
Net claims and claim expenses incurred - current accident year	$122,406	$70,659		$193,065
Net claims and claim expenses incurred - prior accident years	(30,279)	(16,794)		(47,073)
Net claims and claim expenses incurred - total	$92,127	$53,865		$145,992
Net claims and claim expense ratio - current accident year	48.0%	65.5%		53.2%
Net claims and claim expense ratio - prior accident years	(11.9%)	(15.6%)		(13.0%)
Net claims and claim expense ratio - calendar year	36.1%	49.9%		40.2%
Underwriting expense ratio	18.3%	42.4%		25.4%
Combined ratio	54.4%	92.3%		65.6%

	Three months ended March 31, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$583,774	$170,724	$(6,106)	$748,392
Net premiums written	$548,457	$149,378		$697,835
Net premiums earned	$213,373	$138,299		$351,672
Net claims and claim expenses incurred	36,680	62,498		99,178
Acquisition expenses	28,506	40,308		68,814
Operational expenses	12,544	8,387		20,931
Underwriting income	$135,643	$27,106		$162,749
Net claims and claim expenses incurred - current accident year	$75,713	$65,367		$141,080
Net claims and claim expenses incurred - prior accident years	(39,033)	(2,869)		(41,902)
Net claims and claim expenses incurred - total	$36,680	$62,498		$99,178
Net claims and claim expense ratio - current accident year	35.5%	47.3%		40.1%
Net claims and claim expense ratio - prior accident years	(18.3%)	(2.1%)		(11.9%)
Net claims and claim expense ratio - calendar year	17.2%	45.2%		28.2%
Underwriting expense ratio	19.2%	35.2%		25.5%
Combined ratio	36.4%	80.4%		53.7%
(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended March 31, 2007			Three months ended March 31, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$398,964	$117,003	$515,967	$440,710	$143,064	$583,774
Net premiums written	$359,216	$117,003	$476,219	$405,393	$143,064	$548,457
Net premiums earned	$200,393	$54,386	$254,779	$155,806	$57,567	$213,373
Net claims and claim expenses incurred	91,292	835	92,127	42,458	(5,778)	36,680
Acquisition expenses	21,634	6,728	28,362	19,265	9,241	28,506
Operational expenses	13,677	4,514	18,191	7,592	4,952	12,544
Underwriting income	$73,790	$42,309	$116,099	$86,491	$49,152	$135,643
Net claims and claim expenses incurred - current accident year	$89,961	$32,445	$122,406	$31,493	$44,220	$75,713
Net claims and claim expenses incurred - prior accident years	1,331	(31,610)	(30,279)	10,965	(49,998)	(39,033)
Net claims and claim expenses incurred - total	$91,292	$835	$92,127	$42,458	$(5,778)	$36,680
Net claims and claim expense ratio - current accident year	44.9%	59.7%	48.0%	20.2%	76.8%	35.5%
Net claims and claim expense ratio - prior accident years	0.7%	(58.1%)	(11.9%)	7.0%	(86.9%)	(18.3%)
Net claims and claim expense ratio - calendar year	45.6%	1.6%	36.1%	27.2%	(10.1%)	17.2%
Underwriting expense ratio	17.6%	20.7%	18.3%	17.2%	24.7%	19.2%
Combined ratio	63.2%	22.3%	54.4%	44.4%	14.6%	36.4%

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Three months ended
	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
Renaissance catastrophe premiums	$240,027	$20,630	$92,150	$377,063	$283,797
Renaissance specialty premiums	107,590	28,164	20,367	27,736	121,843
Total Renaissance premiums	347,617	48,794	112,517	404,799	405,640
DaVinci catastrophe premiums	158,937	2,554	10,578	155,430	156,913
DaVinci specialty premiums	9,413	371	250	2,096	21,221
Total DaVinci premiums	168,350	2,925	10,828	157,526	178,134
Total Reinsurance premiums	$515,967	$51,719	$123,345	$562,325	$583,774
Total specialty premiums (1)	$117,003	$28,535	$20,617	$29,832	$143,064

Total catastrophe premiums	$398,964	$23,184	$102,728	$532,493	$440,710
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	36,903	—	1,189	24,270	25,785
Catastrophe premiums assumed from the Individual Risk segment	(6,554)	1,632	(31,109)	(28,990)	(6,106)
Total managed catastrophe premiums (3)	429,313	24,816	72,808	527,773	460,389
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	6,435	322	(3,046)	(111,253)	—
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$435,748	$25,138	$69,762	$416,520	$460,389
(1)

Total specialty premiums written includes $nil, $nil, $0.7 million, $1.6 million and $nil of premiums assumed from the Individual Risk segment for the three months ended March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006.

(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulaton G.

RenaissanceRe Holdings Ltd.

Individual Risk Segment Gross Premiums Written

	Three months ended
	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
By Type of Business
Commercial multi-line	$59,141	$62,942	$92,056	$137,162	$66,827
Commercial property	42,505	47,199	46,597	78,407	54,002
Personal lines property	21,670	31,460	27,585	(4,740)	49,895
Total Individual Risk premiums	$123,316	$141,601	$166,238	$210,829	$170,724

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	March 31, 2007	Dec. 31, 2006	Sep. 30, 2006	June 30, 2006	March 31, 2006
Revenues
Gross premiums written	$168,350	$2,925	$10,828	$157,526	$178,134
Net premiums written	$166,251	$3,117	$1,211	$129,493	$176,679
(Increase) decrease in unearned premiums	(87,786)	66,821	70,893	(52,822)	(115,844)
Net premiums earned	78,465	69,938	72,104	76,671	60,835
Net investment income	18,657	16,572	16,036	14,372	12,087
Net foreign exchange gains (losses)	897	(1,428)	(59)	(2,905)	326
Other (loss) income	(3,448)	(1,045)	(952)	(136)	4
Net realized gains (losses) on investments	763	646	1,178	(6,012)	(3,552)
Total revenues	95,334	84,683	88,307	81,990	69,700
Expenses
Net claims and claim expenses incurred (recovered)	35,118	9,251	(6,574)	32,001	11,896
Acquisition expenses	12,771	16,567	18,341	13,334	10,085
Operational and corporate expenses	7,827	8,154	7,688	7,721	6,364
Interest expense	3,000	2,469	2,377	2,295	1,408
Total expenses	58,716	36,441	21,832	55,351	29,753
Income before minority interest	36,618	48,242	66,475	26,639	39,947
Minority interest	(79)	(103)	(138)	(58)	(83)
Net income	$36,539	$48,139	$66,337	$26,581	$39,864
Net claims and claim expenses incurred - current accident year	$40,012	$11,422	$(2,032)	$21,437	$10,409
Net claims and claim expenses incurred - prior accident years	(4,894)	(2,171)	(4,542)	10,564	1,487
Net claims and claim expenses incurred - total	$35,118	$9,251	$(6,574)	$32,001	$11,896
Net claims and claim expense ratio - current accident year	51.0%	16.3%	(2.8%)	27.9%	17.1%
Net claims and claim expense ratio - prior accident years	(6.2%)	(3.1%)	(6.3%)	13.8%	2.5%
Net claims and claim expense ratio - calendar year	44.8%	13.2%	(9.1%)	41.7%	19.6%
Underwriting expense ratio	26.3%	35.3%	36.1%	27.5%	27.0%
Combined ratio	71.1%	48.5%	27.0%	69.2%	46.6%

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
Assets
Fixed maturity investments available for sale, at fair value	$3,155,864	$3,111,930	$3,176,045	$3,079,855	$3,101,935
Short term investments, at cost	2,183,564	2,410,971	1,841,330	1,911,693	1,621,623
Other investments, at fair value	620,576	592,829	559,256	526,844	506,974
Investments in other ventures, under equity method	239,021	227,075	195,787	186,979	172,618
Total investments	6,199,025	6,342,805	5,772,418	5,705,371	5,403,150
Cash and cash equivalents	270,608	214,399	245,817	187,340	240,684
Premiums receivable	538,720	419,150	623,869	857,687	566,956
Ceded reinsurance balances	116,020	133,971	232,439	241,315	62,856
Losses recoverable	248,599	301,854	394,335	464,556	625,697
Accrued investment income	41,881	41,234	38,437	37,639	31,785
Deferred acquisition costs	124,282	106,918	138,922	158,600	138,802
Receivable for investments sold	109,554	61,061	18	203	2,934
Other assets	138,427	147,634	93,302	85,918	85,398
Total assets	$7,787,116	$7,769,026	$7,539,557	$7,738,629	$7,158,262

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,109,864	$2,098,155	$2,155,213	$2,347,525	$2,419,252
Reserve for unearned premiums	768,882	578,424	900,133	1,113,391	853,629
Debt	450,000	450,000	410,000	485,000	500,000
Subordinated obligation to capital trust	—	103,093	103,093	103,093	103,093
Reinsurance balances payable	232,832	395,083	437,653	477,477	268,620
Payable for investments purchased	138,110	88,089	54,953	55,138	9,269
Other liabilities	104,300	125,401	68,874	63,053	56,581
Total liabilities	3,803,988	3,838,245	4,129,919	4,644,677	4,210,444

Minority interest - DaVinciRe	679,568	650,284	612,431	555,433	531,929

Shareholders’ Equity
Preference shares	650,000	800,000	500,000	500,000	500,000
Common shares	72,289	72,140	72,108	71,849	71,881
Additional paid-in capital	279,979	284,123	286,592	284,613	280,174
Accumulated other comprehensive income	27,420	25,217	25,472	4,993	2,088
Retained earnings	2,273,872	2,099,017	1,913,035	1,677,064	1,561,746
Total shareholders’ equity	3,303,560	3,280,497	2,797,207	2,538,519	2,415,889
Total liabilities, minority interest and shareholders’ equity	$7,787,116	$7,769,026	$7,539,557	$7,738,629	$7,158,262
Book value per common share	$36.71	$34.38	$31.86	$28.37	$26.65
Common shares outstanding	72,289	72,140	72,108	71,849	71,881

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	Mar. 31, 2007		Dec. 31, 2006		Sep. 30, 2006		June 30, 2006		Mar. 31, 2006
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,214,606	19.6%	$1,180,064	18.6%	$1,403,475	24.2%	$1,388,386	24.3%	$1,524,192	28.1%
Non-U.S. government	146,774	2.4%	154,848	2.4%	153,396	2.7%	147,249	2.6%	132,996	2.5%
Corporate	1,015,171	16.4%	995,410	15.7%	855,272	14.8%	817,097	14.3%	599,597	11.1%
Mortgage-backed	405,205	6.5%	397,741	6.3%	389,868	6.8%	396,794	7.0%	489,805	9.1%
Asset-backed	374,108	6.0%	383,867	6.1%	374,034	6.5%	330,329	5.8%	355,345	6.6%
Total fixed maturities available for sale	3,155,864	50.9%	3,111,930	49.1%	3,176,045	55.0%	3,079,855	54.0%	3,101,935	57.4%
Short term investments, at cost	2,183,564	35.2%	2,410,971	38.0%	1,841,330	31.9%	1,911,693	33.5%	1,621,623	30.0%
Other investments, at fair value	620,576	10.0%	592,829	9.3%	559,256	9.7%	526,844	9.2%	506,974	9.4%
Total managed investment portfolio	5,960,004	96.1%	6,115,730	96.4%	5,576,631	96.6%	5,518,392	96.7%	5,230,532	96.8%
Investments in other ventures, under equity method	239,021	3.9%	227,075	3.6%	195,787	3.4%	186,979	3.3%	172,618	3.2%
Total investments	$6,199,025	100.0%	$6,342,805	100.0%	$5,772,418	100.0%	$5,705,371	100.0%	$5,403,150	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,286,168	72.4%	$2,248,182	72.2%	$2,455,167	77.3%	$2,392,763	77.7%	$2,578,170	83.2%
AA	514,643	16.3%	479,340	15.4%	339,209	10.7%	308,840	10.0%	201,560	6.5%
A	157,437	5.0%	167,068	5.4%	172,119	5.4%	181,165	5.9%	124,810	4.0%
BBB	122,030	3.9%	139,453	4.5%	138,423	4.4%	130,218	4.2%	131,444	4.2%
Non-investment grade	75,586	2.4%	77,887	2.5%	71,127	2.2%	66,869	2.2%	65,951	2.1%
Total fixed maturities available for sale	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%	$3,101,935	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$529,078	16.8%	$508,982	16.4%	$329,405	10.4%	$299,264	9.7%	$317,280	10.3%
Due after one through five years	1,534,647	48.6%	1,539,509	49.5%	1,777,781	55.9%	1,769,729	57.4%	1,679,450	54.1%
Due after five through ten years	221,741	7.0%	178,143	5.7%	215,586	6.8%	199,011	6.5%	171,807	5.5%
Due after ten years	91,085	2.9%	103,688	3.3%	89,371	2.8%	84,728	2.8%	88,248	2.8%
U.S. mortgage-backed securities	405,205	12.8%	397,741	12.8%	389,868	12.3%	396,794	12.9%	489,805	15.8%
U.S. asset-backed securities	374,108	11.9%	383,867	12.3%	374,034	11.8%	330,329	10.7%	355,345	11.5%
Total fixed maturities available for sale	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%	$3,101,935	100.0%

	As of or for the three months ended
	Mar. 31, 2007		Dec. 31, 2006		Sep. 30, 2006		June 30, 2006		Mar. 31, 2006
Average yield to maturity of fixed maturities and short term investments	5.1%		5.3%		5.2%		5.5%		5.0%
Average duration of fixed maturities and short term investments	1.3		1.3		1.4		1.4		1.4
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
TYPE OF INVESTMENT
Private equity partnerships	$247,809	$223,245	$208,583	$194,280	$174,181
Catastrophe bonds	115,865	114,614	50,041	—	—
Senior secured bank loan fund	83,007	81,428	79,831	78,535	77,771
Hedge funds	73,283	72,439	125,262	159,837	162,433
Non-U.S. convertible fund	37,754	36,080	32,815	32,149	31,077
European high yield credit fund	32,847	31,919	29,620	29,022	27,447
Medium term note representing an interest in a pool of European fixed income securities	30,000	30,000	30,000	30,000	30,000
Miscellaneous other investments	11	3,104	3,104	3,021	4,065
Total other investments	$620,576	$592,829	$559,256	$526,844	$506,974

TYPE OF INVESTMENT
Private equity partnerships	39.9%	37.7%	37.2%	36.9%	34.5%
Catastrophe bonds	18.7%	19.3%	8.9%	0.0%	0.0%
Senior secured bank loan fund	13.4%	13.7%	14.3%	14.9%	15.3%
Hedge funds	11.8%	12.2%	22.4%	30.3%	32.0%
Non-U.S. convertible fund	6.1%	6.1%	5.9%	6.1%	6.1%
European high yield credit fund	5.3%	5.4%	5.3%	5.5%	5.4%
Medium term note representing an interest in a pool of European fixed income securities	4.8%	5.1%	5.4%	5.7%	5.9%
Miscellaneous other investments	0.0%	0.5%	0.6%	0.6%	0.8%
Total other investments	100.0%	100.0%	100.0%	100.0%	100.0%

RenaissanceRe Holdings Ltd.

Reserve for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2007
Property catastrophe reinsurance	$380,995	$282,113	$247,714	$910,822
Specialty reinsurance	94,178	78,215	406,171	578,564
Total Reinsurance	475,173	360,328	653,885	1,489,386
Individual Risk	267,059	21,088	332,331	620,478
Total	$742,232	$381,416	$986,216	$2,109,864

December 31, 2006
Property catastrophe reinsurance	$366,337	$282,544	$226,579	$875,460
Specialty reinsurance	104,010	77,315	412,466	593,791
Total Reinsurance	470,347	359,859	639,045	1,469,251
Individual Risk	272,119	15,611	341,174	628,904
Total	$742,466	$375,470	$980,219	$2,098,155

September 30, 2006
Property catastrophe reinsurance	$432,924	$265,016	$221,404	$919,344
Specialty reinsurance	104,298	75,811	414,250	594,359
Total Reinsurance	537,222	340,827	635,654	1,513,703
Individual Risk	286,624	19,774	335,112	641,510
Total	$823,846	$360,601	$970,766	$2,155,213

June 30, 2006
Property catastrophe reinsurance	$498,426	$309,485	$224,725	$1,032,636
Specialty reinsurance	175,937	88,563	414,323	678,823
Total Reinsurance	674,363	398,048	639,048	1,711,459
Individual Risk	284,780	15,566	335,720	636,066
Total	$959,143	$413,614	$974,768	$2,347,525

March 31, 2006
Property catastrophe reinsurance	$555,631	$428,796	$158,488	$1,142,915
Specialty reinsurance	158,410	103,011	403,464	664,885
Total Reinsurance	714,041	531,807	561,952	1,807,800
Individual Risk	240,624	—	370,828	611,452
Total	$954,665	$531,807	$932,780	$2,419,252

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended March 31, 2007			Three months ended March 31, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361
Incurred losses and loss expenses
Current year	214,038	20,973	193,065	159,751	18,671	141,080
Prior years	(38,652)	8,421	(47,073)	(46,565)	(4,663)	(41,902)
Total incurred losses and loss expenses	175,386	29,394	145,992	113,186	14,008	99,178
Paid losses and loss expenses
Current year	12,093	746	11,347	1,665	-	1,665
Prior years	151,584	81,903	69,681	306,820	61,501	245,319
Total paid losses and loss expenses	163,677	82,649	81,028	308,485	61,501	246,984
Reserve for losses and loss expenses, end of period	$2,109,864	$248,599	$1,861,265	$2,419,252	$625,697	$1,793,555

RenaissanceRe Holdings Ltd.

Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
ChannelRe	$4,829	$5,653	$5,142	$4,639	$3,663
Top Layer Re	3,933	3,232	3,176	3,506	2,789
Starbound	1,686	880	941	305	—
Tower Hill	253	(1,141)	872	771	100
Total equity in earnings of other ventures	$10,701	$8,624	$10,131	$9,221	$6,552

RenaissanceRe Holdings Ltd.

Ratings

At March 31, 2007	S&P	A.M. Best	Moody’s

REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	A	A2
DaVinci	A	A	-
Top Layer Re	AA	A+	-
Renaissance Europe	-	A	-

INDIVIDUAL RISK SEGMENT[1]
Glencoe	-	A-	-
Stonington	-	A-	-
Stonington Lloyds	-	A-	-
Lantana	-	A-	-

RENAISSANCERE[2]	A-	bbb+	Baa1
1	The S&P, A.M. Best and Moody’s ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The S&P, A.M. Best and Moody’s ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments. In addition, the Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be a relevant indicator of business operations. The Company also uses “operating income” to calculate “operating income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share - diluted to operating income available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended
	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
Net income available to common shareholders	$190,805	$201,135	$251,112	$130,408	$178,980
Adjustment for net realized (gains) losses on investments	(4,085)	(2,489)	(4,151)	24,348	16,756
Operating income available to common shareholders	$186,720	$198,646	$246,961	$154,756	$195,736
Net income available to common shareholders per common share - diluted	$2.63	$2.78	$3.48	$1.81	$2.49
Adjustment for net realized (gains) losses on investments	(0.06)	(0.04)	(0.06)	0.34	0.24
Operating income available to common shareholders per common share - diluted	$2.57	$2.74	$3.42	$2.15	$2.73
Return on average common equity - annualized	29.7%	33.7%	46.3%	26.4%	39.0%
Adjustment for net realized (gains) losses on investments	(0.6%)	(0.4%)	(0.7%)	4.9%	3.7%
Operating return on average common equity - annualized	29.1%	33.3%	45.6%	31.3%	42.7%

The Company has also included in this Press Release “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.